UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 4, 2010

APOGEE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10456	04-3005815
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

129 Morgan Drive
Norwood, Massachusetts 02062
(781) 551-9450
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 4, 2010, Apogee Technology, Inc.’s Board of Directors approved transactions for converting $585,000 in notes from Robert Schacter, et al (TYJO Corporation Money Purchase Pension Plan, Mr. Robert Schacter, as Custodian for Tyler Schacter UTMA/CA, and Mr. Robert Schacter, as Custodian for Joseph Schacter UTMA/CA) into Apogee common stock at $1 per share for a total of 585,000 shares.

On June 4, 2010, Apogee Technology, Inc.’s Board of Directors approved providing 151,750 additional warrants to Robert Schacter, et al for extending his various loans past their original due dates.

On June 4, 2010, Apogee Technology, Inc.’s Board of Directors approved a transaction granting TYJO Corporation Money Purchase Pension Plan 50,000 common shares of Apogee stock along with 25,000 three (3) year warrants each with an exercise price of $1.00 per share in exchange for $50,000 in cash.

On June 26, 2010 Herbert M. Stein and Robert Schacter, et al accepted Apogee’s offer to convert the interest as of April 15, 2010 on their notes into common stock at $1 per share.  Mr. Stein converted his $204,097.63 in interest due into 204,098 shares of Apogee common stock.  Robert Schacter converted his $82,024.14 in interest into 82,024 shares of Apogee common stock.

On July 9, 2010, Apogee Technology, Inc.’s Board of Directors approved a transaction granting TYJO Corporation Money Purchase Pension Plan 25,000 common shares of Apogee stock along with 12,500 three (3) year warrants each with an exercise price of $1.00 per share in exchange for $25,000 in cash.

On July 21, 2010, Apogee Technology, Inc.’s Board of Directors approved a transaction for Angelika Dunner to purchase 25,000 common shares of Apogee stock at $1.00 per share along with 12,500 three (3) year warrants each with an exercise price of $1.00 per share in exchange for $25,000 in cash

On July 21, 2010, Apogee Technology, Inc.’s Board of Directors approved a transaction for Friedrich Reiner to purchase 20,000 common shares of Apogee stock at $1.00 per share along with 10,000 three (3) year warrants each with an exercise price of $1.00 per share in exchange for $20,000 in cash

The documents are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4 and are incorporated herein by reference.

These warrants have been documented using the form of warrant, Exhibit 99.5, attached.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF THE REGISTRANT.

The information required by this Item 2.03 is set forth in Item 1.01 above, which is incorporated herein by reference.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

 The information required by this Item 3.02 is set forth in Item 1.01 above, which is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description

99.1	Portion of the edited June 4, 2010 Apogee Board Minutes approving transactions referenced above
99.2
Spreadsheet detailing interest conversion of Mr. Herbert M. Stein’s and Mr. Robert Schacter, et al.  interest due as of April 15, 2010 into Apogee common stock along with portion of edited Board Minutes from April 16,2010 Board Meeting approving offer.

99.3	Portion of the edited July 9, 2010 Apogee Board Minutes approving transactions referenced above
99.4	Portion of Unanimous Consent dated June 21, 2010 approving Stock Subscription Agreements for Angelika Dunner and for Friedrich Reiner
99.5	Form of Warrant

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE TECHNOLOGY, INC.

Dated: July 23, 2010	By:	/s/ Paul J. Murphy
Paul J. Murphy
Chief Financial Officer

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